SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


        Date of Report (Date of earliest event reported) January 7, 2005
      -------------------------------------------------------------------


                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


DELAWARE                           0-24708                      47-0702918
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

















ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 7, 2005, AMCON issued a press release announcing its earnings for the fourth quarter and fiscal year ended September 24, 2004. The press release is furnished herewith as an exhibit and incorporated herein by reference.

The information in this Current Report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION

         99.1 Press release, dated January 7, 2005, issued by AMCON Distributing Company






                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)



Date: January 7, 2005                By :     Michael D. James
                                         -------------------------
                                Name:    Michael D. James
                                Title:   Treasurer & Chief Financial
                                           Officer



                                 EXHIBIT INDEX
                                 -------------

Exhibit          Description

99.1             Press release, dated January 7, 2004, issued by AMCON
                 Distributing Company







                               Exhibit 99.1

                               NEWS RELEASE

AMCON TAKES IMPAIRMENT CHARGE AND REPORTS LOSS FOR YEAR

Omaha, NE, January 7, 2005 - AMCON Distributing Company (AMEX:DIT), an Omaha, NE based consumer products company, announced today that its sales increased by 6.7% for the fiscal year ended September 24, 2004. The Company incurred an overall loss available for common shareholders for the fiscal year of $4.2 million or $7.94 per fully diluted common share versus a profit of $1.0 million or $1.91 per fully diluted common share for the prior year. This loss included a pre-tax charge of $3.6 million taken during the fiscal year related to the impairment of intangible assets in the Company's beverage segment.

William F. Wright, Chairman of the Board of AMCON, noted that, "In spite of our increase in sales, which was generated primarily by our profitable wholesale distribution segment, our year-end financial results are quite disappointing. Even though many good things happened during the last fiscal year, we are not at all satisfied with the financial performance.

"Recently, we have renewed, for a period of two and a half years, our $55 million line of credit with a group led by LaSalle Bank, a subsidiary of ABN
AMRO.   Such renewal for our operating line was at less than the prime rate of interest. In addition, during the past six months, we have placed $4.5 million of our Preferred Stock with a dividend rate under 6.8%. The proceeds from a $5.0 million term loan, which was part of the bank refinancing, and $1.8 million of Preferred Stock were used to retire all of the subordinated debt which originated from our original purchase of seven retail health food stores in the Midwest.

"The biggest contributor to our loss before impairment charges came from the operations of The Beverage Group, Inc. Recently, we have completed a total reorganization of that company which included the shifting of certain products to Trinity Springs, Inc. and Hawaiian Natural Water Company, Inc.,
two of our subsidiaries.   This shift allowed us to significantly reduce
personnel and other costs in The Beverage Group, the results of which will show up in the second quarter of our current fiscal year.

"We are also presently looking at a reorganization of our overall Company and are considering whether or not to structure ourselves as a holding company with three separate operating segments. With a streamlined holding company, we believe there are many benefits to our organization. Accordingly, we anticipate future announcements in this area.

"As discussed in the 2004 Annual Report to Shareholders, the Company is implementing a strategy to invest its cash resources into growth-oriented businesses and has therefore determined to suspend the payment of cash dividends for the foreseeable future. We will periodically revisit our dividend policy to determine whether we have adequate internally generated funds, together with other needed financing, to fund our growth and operations in order to resume the payment of cash dividends.

"Finally, Chris Atayan, the Senior Managing Director at Slusser and Associates, Inc., a New York City Investment Banking firm, has recently joined our Board of Directors. In addition to Chris' wealth of experience in investment banking and long-term relationship with AMCON since the late 1980s, Chris has been a successful investor and director in retail and beverage enterprises and grew up in a family owned convenience wholesale distribution business, so he is very familiar with all of our industry
segments.   Also this year, Bill Hoppner, a long-term director of the
Company, was elected Senior Vice President of the Company and placed in charge of the retail health food and beverage segments."

AMCON is a leading wholesale distributor of consumer products including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota, South Dakota and Wyoming. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc. (formerly Food For Health Co., Inc.), operate health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma (4). The retail stores operate under the names Chamberlin's Market & Cafe and Akin's Natural Foods Market. Hawaiian Natural Water Company, Inc. produces and sells natural spring water under the Hawaiian Springs label in Hawaii and other foreign markets. The water is bottled at the source on the Big Island of Hawaii. Trinity Springs, Inc., which was acquired in June 2004, produces and sells geothermal bottled water and a natural mineral supplement under the Trinity label. The water and mineral supplement are both bottled at the base of the Trinity Mountains in Paradise, Idaho, one of the world's deepest known sources. Trinity Springs also distributes Hawaiian Springs and other premium beverage products on the U.S. mainland. The Beverage Group, Inc. primarily markets energy drinks including HYPE, Lightnin', and other private label energy drinks.

This news release contains forward looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward looking statements. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com


















CONSOLIDATED BALANCE SHEETS

AMCON Distributing Company and Subsidiaries
----------------------------------------------------------------------------------------------
Fiscal Year End September                                           2004            2003
----------------------------------------------------------------------------------------------
ASSETS
Current assets:
   Cash                                                       $     416,073   $      668,073
   Accounts receivable, less allowance
    for doubtful accounts of $0.7 million
    and $0.8 million in 2004 and 2003, respectively              29,586,255       28,170,129
   Available-for-sale investments                                         -          512,694
   Inventories                                                   36,481,014       32,489,051
   Income tax receivable                                          1,162,625                -
   Deferred income taxes                                          2,548,391        1,568,476
   Other                                                            708,916          581,950
                                                              ------------------------------
      Total current assets                                       70,903,274       63,990,373

Fixed assets, net                                                20,095,334       16,951,615
Goodwill                                                          6,449,741        6,091,397
Other intangible assets                                          13,271,211       11,420,542
Other assets                                                      1,010,303        1,045,503
                                                              ------------------------------
                                                              $ 111,729,863    $  99,499,430
                                                              ==============================
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                           $  17,762,392    $  15,092,091
   Accrued expenses                                               4,427,976        3,715,370
   Accrued wages, salaries, bonuses                               1,380,477        1,462,678
   Income tax payable                                                     -          540,414
   Current liabilities of discontinued operations                   107,724          117,612
   Current portion of long-term debt                             11,409,234       15,348,167
   Current portion of subordinated debt                           7,876,219        7,762,666
                                                              ------------------------------
      Total current liabilities                                  42,964,022       44,038,998

Deferred income taxes                                               593,018        1,367,367
Noncurrent liabilities of discontinued operations                         -          161,025
Other long-term liabilities                                       2,807,000                -
Long-term debt, less current portion                             50,063,571       35,654,423
Subordinated debt, less current portion                                   -          976,220
Minority interest                                                    97,100                -

Commitments and contingencies

Shareholders' equity:
   Series A cumulative, convertible preferred stock,
     $.01 par value 100,000 shares authorized and issued              1,000                -
   Common stock, $.01 par value, 15,000,000 shares authorized,
   527,062 and 528,159 issued in 2004 and 2003, respectively          5,271           31,690
   Additional paid-in capital - preferred stock                   2,437,355                -
   Additional paid-in capital - common stock                      6,218,476        5,997,977
   Accumulated other comprehensive income, net of tax
     of $0.1 million in 2004 and 2003, respectively                  59,900          220,732
   Retained earnings                                              6,483,150       11,050,998
                                                              ------------------------------
                                                                 15,205,152       17,301,397
                                                              ------------------------------
                                                              $ 111,729,863    $  99,499,430
                                                              ==============================





CONSOLIDATED STATEMENTS OF OPERATIONS

AMCON Distributing Company and Subsidiaries
---------------------------------------------------------------------------------------------
Fiscal Years Ended September                           2004           2003           2002
---------------------------------------------------------------------------------------------
Sales (including excise taxes of $191.6 million,
 $172.2 million and $166.5 million in 2004, 2003
 and 2002, respectively)                          $ 823,805,300  $ 772,135,351  $ 847,116,997
Cost of sales                                       765,630,341    711,974,154    785,192,882
                                                  -------------------------------------------
Gross profit                                         58,174,959     60,161,197     61,924,115
                                                  -------------------------------------------
Selling, general and administrative expenses         56,053,767     53,049,723     51,610,419
Depreciation and amortization                         2,386,767      2,284,608      3,163,549
Impairment charges                                    3,578,255              -              -
                                                  -------------------------------------------
                                                     62,018,789     55,334,331     54,773,968
                                                  -------------------------------------------
(Loss) income from operations                        (3,843,830)     4,826,866      7,150,147

Other expense (income):
   Interest expense                                   3,385,394      3,269,777      4,272,783
   Other income, net                                   (576,677)       (98,384)      (505,712)
   Equity in loss of unconsolidated affiliate                 -              -         95,007
                                                  -------------------------------------------
                                                      2,808,717      3,171,393      3,862,078
(Loss) income from operations
  before income taxes                                (6,652,547)     1,655,473      3,288,069
Income tax (benefit) expense                         (2,423,000)       629,000      1,316,000
Minority interest, net of tax                           (91,000)             -              -
                                                  -------------------------------------------
Net (loss) income                                    (4,138,547)     1,026,473      1,972,069
Preferred stock dividend requirements                    49,474              -              -
                                                  -------------------------------------------
(Loss) income available
 to common shareholders                           $  (4,188,021) $   1,026,473  $   1,972,069
                                                  ===========================================

   Basic (loss) earnings per share                $       (7.94) $        1.95  $        3.90
                                                  ===========================================

   Diluted (loss) earnings per share              $       (7.94) $        1.91  $        3.81
                                                  ===========================================

Weighted average shares outstanding:
   Basic                                                527,774        527,699        505,414
   Diluted                                              527,774        537,042        518,197


FOR FURTHER INFORMATION CONTACT:
Michael D. James
Chief Financial Officer
AMCON Distributing Company
Tel 402-331-3727
Fax 402-331-4834

-end-